Exhibit 10.2

03/03/2019

Partner Communications Company Ltd.
8 Amal Street
Afeq Industrial Park
Rosh-Ha’ayin 48103
Israel

Dear Sirs:
On behalf of BDO Ziv Haft Consulting & Management Ltd, Amot BDO House Building 46- 48 Menachem Begin Av. Tel-Aviv (the “Consultant”), I hereby confirm that the Consultant has reviewed the information set forth in the Annual Report on Form 20-F for the year ended December 31, 2018 (the “Form 20-F”), for Partner Communications Company Ltd., under Note 4(a)(3) "Assessing the recoverable amount of goodwill for impairment tests", Note 13(1) "Goodwill impairment tests", Item 5A.1f "Impairment test of Fixed-Line Goodwill as of December 31, 2016, 2017 and 2018", and Item 5A.1s-i(3). "Assessing the recoverable amount of goodwill for impairment tests" in the Form 20-F all with respect to testing for impairment of assets and the results thereof.

The Consultant hereby confirms the information referred to above and consents to being named in the Form 20-F as an “expert”.

BDO Consulting
Name: Moti Dattelkramer
Title: Partner
Signature:          /s/